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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Starbucks Corporation on Form S-8 of our report dated December 4, 2001, appearing in and incorporated by reference in the Annual Report on Form 10-K of Starbucks Corporation for the year ended September 30, 2001.

/s/ DELOITTE & TOUCHE LLP

Seattle, Washington
December 6, 2002